EXHIBIT 99.1

ORCHID ISLAND CAPITAL ANNOUNCES
JUNE 2018 MONTHLY DIVIDEND AND
MAY 31, 2018 RMBS PORTFOLIO CHARACTERISTICS

•	June 2018 Monthly Dividend of $0.09 Per Share
•	RMBS Portfolio Characteristics as of May 31, 2018
•	Next Dividend Announcement Exprected July 18, 2018

Vero Beach, Fla., June 19, 2018 - Orchid Island Capital, Inc. (the "Company") (NYSE:ORC) announced today that the Board of Directors (the "Board") declared a monthly cash dividend for the month of June 2018. The dividend of $0.09 per share will be paid July 10, 2018, to holders of record on June 29, 2018, with an ex-dividend date of June 28, 2018.  The Company plans on announcing its next dividend after the Board's meeting on July 18, 2018.

The Company intends to make regular monthly cash distributions to its stockholders. In order to qualify as a real estate investment trust ("REIT"), the Company must distribute annually to its stockholders an amount at least equal to 90% of its REIT taxable income, determined without regard to the deduction for dividends paid and excluding any net capital gain. The Company will be subject to income tax on taxable income that is not distributed and to an excise tax to the extent that a certain percentage of its taxable income is not distributed by specified dates. The Company has not established a minimum distribution payment level and is not assured of its ability to make distributions to stockholders in the future.

As of June 19, 2018, the Company had 52,029,274 shares outstanding. At March 31, 2018, the Company had 53,072,169 shares outstanding.

RMBS Portfolio Characteristics

Details of the RMBS portfolio as of May 31, 2018 are presented below. These figures are preliminary and subject to change.  The information contained herein is an intra-quarter update created by the Company based upon information that the Company believes is accurate:

•	RMBS Valuation Characteristics
•	RMBS Assets by Agency
•	Investment Company Act of 1940 (Whole Pool) Test Results
•	Repurchase Agreement Exposure by Counterparty
•	RMBS Risk Measures

About Orchid Island Capital, Inc.

Orchid Island Capital, Inc. is a specialty finance company that invests in Agency RMBS that are either traditional pass-through Agency RMBS or structured Agency RMBS. Orchid Island Capital, Inc. has elected to be taxed as a REIT for federal income tax purposes.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements include, but are not limited to, statements about the Company's distributions and the expected funding of purchased assets and anticipated borrowings. These forward-looking statements are based upon Orchid Island Capital, Inc.'s present expectations, but these statements are not guaranteed to occur. Investors should not place undue reliance upon forward-looking statements. For further discussion of the factors that could affect outcomes, please refer to the "Risk Factors" section of the Company's Form 10-K for the year ended December 31, 2017.

RMBS Valuation Characteristics
($ in thousands)
							Realized	Realized
							May 2018	Mar - May
						Weighted	CPR	2018 CPR
			Percentage		Weighted	Average	(1-Month)	(3-Month)
	Current	Fair	of	Current	Average	Maturity	(Reported	(Reported
Type	Face	Value(1)	Portfolio	Price	Coupon	(Months)	in Jun)	in Jun)
Hybrid/ARM
<3y reset	$1,632	$1,715	0.05%	$105.07	3.94%	201	0.01%	0.01%
3y-5y reset	16,981	16,948	0.46%	99.81	2.71%	293	10.85%	24.10%
5y-7y reset	8,286	8,128	0.22%	98.09	2.33%	302	0.82%	0.81%
Total Hybrid/ARM	26,899	26,791	0.73%	99.60	2.67%	290	7.10%	15.46%
Fixed Rate RMBS
Fixed Rate CMO	353,652	367,879	10.08%	104.02	4.35%	295	5.46%	n/a
Fixed Rate CMO Total	353,652	367,879	10.08%	104.02	4.35%	295	5.46%	n/a
15yr 3.5	3,136	3,245	0.09%	103.48	3.50%	125	0.33%	18.06%
15yr 4.0	381,080	394,044	10.80%	103.40	4.00%	179	6.06%	6.86%
15yr Total	384,216	397,289	10.89%	103.40	4.00%	178	6.01%	7.33%
20yr 4.0	382,457	394,555	10.81%	103.16	4.00%	233	9.24%	7.34%
20yr 4.5	19,959	21,032	0.58%	105.38	4.50%	240	2.72%	n/a
20yr Total	402,416	415,587	11.39%	103.27	4.03%	233	8.92%	7.34%
30yr 4.0	444,336	455,974	12.50%	102.62	4.00%	233	4.73%	6.09%
30yr 4.5	1,574,881	1,655,449	45.37%	105.12	4.50%	349	8.99%	9.81%
30yr 5.0	173,837	186,748	5.12%	107.43	5.00%	358	3.58%	13.69%
30yr Total	2,193,054	2,298,171	62.99%	104.79	4.44%	349	7.70%	9.01%
Total Fixed Rate RMBS	3,333,338	3,478,926	95.35%	104.37	4.33%	310	7.48%	8.70%
Structured RMBS
Interest-Only Securities	768,770	116,364	3.19%	15.14	3.83%	281	12.22%	12.02%
Inverse Interest-Only Securities	249,425	26,760	0.73%	10.73	3.70%	311	12.72%	11.25%
Total Structured RMBS	1,018,195	143,124	3.92%	14.06	3.81%	286	12.35%	11.83%
Total Mortgage Assets	$4,378,432	$3,648,841	100.00%		4.30%	310	8.64%	9.66%

RMBS Assets by Agency			Investment Company Act of 1940 Whole Pool Test
($ in thousands)			($ in thousands)
		Percentage			Percentage
	Fair	of		Fair	of
Asset Category	Value(1)	Portfolio	Asset Category	Value(1)	Portfolio
As of May 31, 2018			As of May 31, 2018
Fannie Mae	$2,149,939	58.9%	Whole Pool Assets	$2,435,083	66.7%
Freddie Mac	1,493,462	41.0%	Non-Whole Pool Assets	1,213,758	33.3%
Ginnie Mae	5,440	0.1%	Total Mortgage Assets	$3,648,841	100.0%
Total Mortgage Assets	$3,648,841	100.0%

(1)
Amounts in the tables above include assets with a fair value of approximately $113.9 million purchased in May 2018, which settle in June 2018, and exclude assets with a fair value of approximately $325.2 million sold in May 2018, which settle in June 2018.

Borrowings By Counterparty
($ in thousands)
			Weighted
		% of	Average
	Total	Total	Maturity	Longest
As of May 31, 2018	Borrowings(1)	Debt	in Days	Maturity
Mirae Asset Securities (USA) Inc.	$385,323	10.9%	42	8/10/2018
J.P. Morgan Securities LLC	346,892	9.6%	69	8/10/2018
RBC Capital Markets, LLC	315,102	8.7%	21	6/29/2018
Mitsubishi UFJ Securities (USA), Inc	261,202	7.2%	38	7/23/2018
Cantor Fitzgerald & Co	235,982	6.5%	46	7/16/2018
Wells Fargo Bank, N.A.	224,820	6.2%	13	6/13/2018
Citigroup Global Markets Inc	210,836	5.9%	16	6/18/2018
ING Financial Markets LLC	166,274	4.6%	10	6/11/2018
Guggenheim Securities, LLC	159,372	4.4%	12	6/13/2018
ICBC Financial Services LLC	141,930	3.9%	25	6/25/2018
ABN AMRO Bank N.V.	131,599	3.7%	33	7/3/2018
Nomura Securities International, Inc.	129,118	3.6%	22	7/24/2018
KGS-Alpha Capital Markets, L.P	120,715	3.3%	26	8/14/2018
South Street Securities, LLC	118,154	3.3%	56	7/30/2018
ASL Capital Markets Inc.	110,737	3.1%	56	8/13/2018
Natixis, New York Branch	96,067	2.7%	17	6/25/2018
FHLB-Cincinnati	90,640	2.5%	1	6/1/2018
ED&F Man Capital Markets Inc	80,240	2.2%	17	6/22/2018
Mizuho Securities USA, Inc	67,632	1.9%	48	7/26/2018
Daiwa Securities America Inc.	66,129	1.8%	9	6/11/2018
Goldman, Sachs & Co	54,283	1.5%	71	8/10/2018
Lucid Cash Fund USG LLC	42,080	1.2%	12	6/12/2018
Goldman, Sachs & Co	39,807	1.1%	71	8/10/2018
J.V.B. Financial Group, LLC	8,532	0.2%	14	6/14/2018
Total Borrowings	$3,603,466	100.0%	66,129	8/14/2018

(1)
In May 2018, the Company purchased assets with a fair value of approximately $113.9 million, which settle in June 2018 that are expected to be funded by repurchase agreements.  The anticipated borrowings are not included in the table above.  In addition, the Company sold assets with a fair value of approximately $325.2 million, which settle in June 2018 that collateralize approximately $310.6 million of repurchase agreements included in the table above.

RMBS Risk Measures
($ in thousands)
Mortgage Assets
		Weighted
		Average	Weighted	Weighted	Modeled	Modeled
		Months	Average	Average	Interest	Interest
		To Next	Lifetime	Periodic	Rate	Rate
	Fair	Coupon Reset	Cap	Cap Per Year	Sensitivity	Sensitivity
Asset Category	Value	(if applicable)	(if applicable)	(if applicable)	(-50 BPS)(1)	(+50 BPS)(1)
As of May 31, 2018
Adjustable Rate RMBS	$1,715	2	10.05%	2.00%	$6	$(5)
Hybrid Adjustable Rate RMBS	25,075	55	7.57%	2.00%	355	(373)
Fixed Rate RMBS	3,111,048	n/a	n/a	n/a	60,294	(74,734)
Fixed Rate CMO	367,879	n/a	n/a	n/a	550	(3,834)
Total Pass-through RMBS	3,505,717	n/a	n/a	n/a	61,205	(78,946)
Interest-Only Securities	116,364	n/a	n/a	n/a	(14,020)	9,549
Inverse Interest-Only Securities	26,760	1	5.28%	n/a	2,801	(3,395)
Structured RMBS	143,124	n/a	n/a	n/a	(11,219)	6,154
Total Mortgage Assets	$3,648,841	n/a	n/a	n/a	$49,986	$(72,792)

Funding Hedges
					Modeled	Modeled
					Interest	Interest
			Average	Hedge	Rate	Rate
			Notional	Period	Sensitivity	Sensitivity
			Balance(2)	End Date	(-50 BPS)(1)	(+50 BPS)(1)
Eurodollar Futures Contracts - Short Positions			$1,475,000	Dec-2020	$(18,438)	$18,438
Treasury Futures Contracts - Short Positions			165,000	Sep-2018	(2,975)	5,511
Payer Swaps			1,010,000	Aug-2022	(10,968)	10,968
Payer Swaption			750,000	Oct-2028	(7,765)	18,821
Receiver Swaption			100,000	Feb-2024	1,439	(618)
TBA Short Positions			400,000	Jul-2018	(12,249)	13,830
Total Hedges					(50,956)	66,950

Grand Total					$(970)	$(5,842)

(1)
Modeled results from Citigroup Global Markets Inc. Yield Book. Interest rate shocks assume instantaneous parallel shifts and horizon prices are calculated assuming constant LIBOR option-adjusted spreads. These results are for illustrative purposes only and actual results may differ materially.

(2)	Five year treasury futures contracts were valued at prices of $113.89 at May 31, 2018. The notional contract value of the short position was $187.9 million.

Contact:

Orchid Island Capital, Inc.
Robert E. Cauley
3305 Flamingo Drive, Vero Beach, Florida 32963
Telephone: (772) 231-1400